UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005



                                 ACCELRYS, INC.
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             (Exact name of registrant as specified in its charter)




            Delaware                     0-27118           33-0557266
---------------------------------     ------------         ----------
  (State or other jurisdiction of     (Commission           (Id. No.)
           I.R.S. Employer            File Number)
   incorporation or organization)





10188 Telesis Court, San Diego, California             92121-1761
 (Address of principal executive offices)              (Zip Code)





        Registrant's telephone number, including area code (858) 799-5000
                                                           --------------




(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item  2.02.  Results of Operations and Financial Condition.

On August 4, 2005, Accelrys, Inc. issued a press release announcing its results for the quarter ending June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number                       Description
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99.1                 Press Release dated August 4, 2005

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACCELRYS, INC.


                                    By: /s/ David Sankaran
                                    ------------------------------------------
                                    David Sankaran
                                    Senior Vice President and
                                    Chief Financial Officer


Date:   August 4, 2005